UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 14, 2019

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 1608, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Global Market

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 14, 2019, the Company received a letter (the “Notice”) from the Listing Qualifications staff of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the Company having reported stockholders’ equity of $9,855,000 as of September 30, 2019 in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, the Company no longer meets the requirement to maintain a minimum of $10,000,000 in stockholders’ equity for continued listing, as set forth in Nasdaq Listing Rule 5450(b)(1)(A) (the “Stockholders’ Equity Standard”). The Notice does not result in the immediate delisting of the Company’s common stock from the Nasdaq Global Market.

In accordance with Nasdaq Listing Rule 5810(c)(2)(A), the Company has been provided a period of 45 calendar days, or until December 30, 2019, to submit a plan to regain compliance with Stockholders’ Equity Standard. If the plan is accepted, the Company may be granted up to 180 calendar days to regain compliance with the Stockholders’ Equity Standard.

On October 18, 2019, the Company filed a Registration Statement on Form S-1 (File Number 333-234263) (as amended, the “Registration Statement”) for an offering (the “Offering”) of units consisting of common stock and warrants and preferred stock and warrants. While the Registration Statement has not yet been declared effective and no securities have yet been sold thereunder, the Company believes that the Offering will assist it in regaining compliance with the Stockholders’ Equity Standard if it is able to successfully consummate the Offering. However, there can be no assurance that Registration Statement will be declared effective, the Offering will be consummated, the Company will be able to regain compliance with the Stockholders’ Equity Standard or maintain compliance with the other listing requirements.

The information in this Item 3.01 of this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: November 14, 2019	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer